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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 17, 2003

LODGENET ENTERTAINMENT CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a (Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent of Independent Public Accountants

Item 5. Other Events.

     LodgeNet Entertainment Corporation files this Form 8-K for the sole purpose of filing the consent attached as Exhibit 23.1.

Item 7. Financial Statements and Exhibits.

23.1	Consent of Independent Public Accountants

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: November 7, 2003	By	/s/ Scott C. Petersen Scott C. Petersen
	Its	President and Chief Executive Officer

EXHIBIT INDEX

23.1	Consent of Independent Public Accountants